SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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    Huttig Building Products, Inc.

(Name of Registrant as Specified In Its Charter)

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555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

March 12, 2019

Dear Huttig Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Huttig Building Products, Inc. (“Annual Meeting”), to be held at 8 a.m., local time, on Tuesday, April 23, 2019 at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting. Management will report on current operations and there will be an opportunity for discussion of the Company and its activities. Our Annual Report for fiscal year 2018 accompanies this Proxy Statement.

This year, pursuant to U.S. Securities and Exchange Commission (the “SEC”) rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. We believe this approach will reduce our costs and help the environment by reducing paper waste. If you received a “Stockholder Meeting Notice” by mail, which provides notice of internet availability of proxy materials, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Stockholder Meeting Notice will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. The Proxy Statement and the 2018 Annual Report are available online at www.edocumentview.com/HBP, however, a copy of the proxy materials will be delivered to any stockholder upon request at your address. If you wish to receive a hard copy of the proxy materials, you may call us at 314-216-2600 or send a written request to 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141, Attn: Corporate Secretary or send an email to investorvote@computershare.com with “Proxy Materials Huttig Building Products, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Stockholder Meeting Notice, and state that you want a paper copy of the proxy materials. You can also request an email copy. If you request an email copy, you will receive an email with a link to the current meeting materials.

It is important that your shares be represented at the meeting regardless of the size of your holdings. If you are unable to attend in person, we urge you to participate by voting your shares by proxy through one of the methods mentioned above.

Sincerely,

Jon P. Vrabely
President and Chief Executive Officer

Huttig Building Products, Inc.

555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2019

March 12, 2019

Huttig Building Products, Inc. will hold its 2019 annual meeting of stockholders (the “Annual Meeting”) on Tuesday, April 23, 2019 at 8 a.m., local time at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141 for the following purposes:

1.	To elect three directors to each serve a three-year term expiring in 2022;

2.	To approve the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated;

3.	To approve, by a non-binding advisory vote, the compensation paid to our named executive officers;

4.	To approve, by a non-binding vote, the frequency of future advisory votes on the compensation paid to our named executive officers;

5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

6.	To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

The Board of Directors has fixed February 28, 2019 as the record date for the purpose of determining stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the meeting at our executive offices at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141.

In order to assure a quorum, it is important that stockholders, who do not expect to attend the meeting in person use the Internet address or toll-free telephone number set forth on the Stockholder Meeting Notice to vote their shares. Alternatively, a stockholder may request a hard copy set of the Annual Report and Proxy Statement as well as a proxy card and may fill in, sign, date and return the proxy card to vote their shares. Any stockholder attending the meeting may vote in person even if that stockholder has previously returned a proxy or voted online. If you plan to attend the meeting in person, please bring proper identification and proof of ownership of your shares.

By Order of the Board of Directors,

Jon P. Vrabely
President & Chief Executive Officer

HUTTIG BUILDING PRODUCTS, INC.

555 Maryville University Dr.

Suite 400

St. Louis, Missouri 63141

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2019

The Board of Directors of Huttig Building Products, Inc. (“Huttig” or the “Company”) is soliciting the proxy for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141 on Tuesday, April 23, 2019 at 8 a.m., local time, and at any adjournments or postponements thereof. Shares represented by the proxy, when properly voted prior to the Annual Meeting and not revoked, will be voted in accordance with the directions thereon. If no directions are indicated on a proxy for a particular matter that is properly executed and returned prior to the Annual Meeting and not revoked, the shares represented by the proxy will be voted “For” each nominee for election as a director, “For” the proposal to approve the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, “For” the proposal to approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers, for “1 Year” on the advisory vote on the frequency of the compensation paid to the Company’s named executive officers, and “For” the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019, as the case may be. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in accordance with the discretion of the person or persons holding such proxy.

The first date on which the Stockholder Meeting Notice is being sent and this Proxy Statement, the form of proxy, and the 2018 Annual Report is made available to the Company’s stockholders at www.edocumentview.com/HBP (and/or by mail, if requested) is on or about March 12, 2019.

Only shareholders as of February 28, 2019 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, as well as, attend the Annual Meeting. Each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets, or computers is not permitted at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 23, 2019

This Proxy Statement and the 2018 Annual Report to Stockholders are available at www.edocumentview.com/HBP

How to Vote

Stockholders may vote by voting via the Internet or using the toll-free number listed on the Stockholder Meeting Notice. The “Stockholder Meeting Notice” is sent by mail and provides notice of internet availability of proxy materials. The Internet and telephone voting procedures are designed to authenticate votes cast by use of a Personal Identification Number. Alternatively, stockholders may request a hard copy set of the Annual Report, Proxy Statement and proxy card and may vote by marking their proxy, dating and signing it and returning it to the Corporate Secretary. The procedures allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the Stockholder Meeting Notice. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from that firm. The availability of telephone or Internet voting will depend on that firm’s voting processes.

How to Revoke a Vote

Stockholders may revoke proxies at any time prior to the voting of the proxy by (a) providing written notice to the Company, (b) submitting a new later-dated proxy via the Internet, telephone or by mail, or (c) voting in person at the Annual Meeting.

Special Voting Rules for Participants in Huttig’s 401(k) Plan

If you participate in the Huttig Building Products, Inc. Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive one proxy with respect to all of your shares of Huttig stock registered in the same name. If your accounts are not registered in the same name, you will receive a separate proxy with respect to each registered name for which you have an account. Shares of Huttig common stock (“Common Stock”) held in the 401(k) Plan will be voted by The Prudential Investment Company of America, as trustee of the 401(k) Plan, as directed by 401(k) Plan participants.

Participants in the 401(k) Plan should indicate their voting instructions for each action to be taken at the Annual Meeting on the Huttig proxy. All voting instructions from the 401(k) Plan participants will be kept confidential. If a participant fails to vote, the Huttig shares allocated to such participant will be voted in accordance with the Board’s recommendation.

Outstanding Shares and Required Votes

As of the close of business on February 28, 2019, the record date for determining stockholders entitled to vote at the Annual Meeting, the Company had issued and outstanding 26,569,227 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. At the Annual Meeting, a quorum will be present if at least a majority of the total number of outstanding shares of our Common Stock are present, either in person or represented by proxy.

Directors will be elected by a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Votes may be cast in favor of a director nominee or withheld, and the nominees receiving the highest number of favorable votes will be elected as directors of the Company. Because at this year’s Annual Meeting, there are as many nominees (three) as there are directors to be elected (three), a director nominee is assured of being elected if he or she receives any “For” votes, regardless of how many withheld votes are cast for that director.

The approval of the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated, the advisory approval of the compensation paid by the Company to its named executive officers, and the ratification of the appointment of KPMG LLP each require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

For the advisory approval of the frequency of future advisory votes on the compensation paid to our named executive officers, votes may be cast in favor of holding such advisory votes every one, two or three years. The alternative which receives the largest number of votes, even if not a majority, will be considered the preference of our stockholders.

Abstentions and broker non-votes are counted as present or represented for purposes of determining whether a quorum is present at the meeting. Stockholders may abstain from voting on any or all proposals expected to be brought before the meeting except for the election of directors. Abstentions do not count as votes cast for or against a matter and, therefore, will not affect the outcome of the voting with respect to such matters at the meeting.

A broker non-vote occurs with respect to a particular matter when a broker returns a proxy card but does not vote on the matter because the broker does not have the discretionary authority to do so in the absence of voting instructions from the beneficial owner. Brokers have discretionary authority to vote on Item 5, the ratification of the appointment of KPMG LLP; however, brokers do not have discretionary authority to vote on the election of directors or on any of the other items to be considered at the Annual Meeting if the broker does not receive voting instructions from you. Broker non-votes do not count as votes cast for or against a matter or as shares “entitled to vote,” and therefore will not affect the outcome of the voting at the Annual Meeting.

Availability and Householding of Materials

Pursuant to the SEC rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. We believe this approach will reduce our costs and help the environment by reducing paper waste. If you received a “Stockholder Meeting Notice” by mail, which provides notice of internet availability of proxy materials, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Stockholder Meeting Notice will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. The Proxy Statement and the 2018 Annual Report are available online at www.edocumentview.com/HBP, however, a copy of the Proxy Statement and 2018 Annual Report will be delivered to any stockholder upon request at your address. If you wish to receive a hard copy of this Proxy Statement or the 2018 Annual Report, you may call us at 314-216-2600 or send a written request to 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141, Attn: Corporate Secretary or send an email to investorvote@computershare.com with “Proxy Materials Huttig Building Products, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Stockholder Meeting Notice, and state that you want a paper copy of the proxy materials. You can also request an email copy. If you request an email copy, you will receive an email with a link to the current meeting materials. Stockholders sharing an address who now receive multiple copies of this Proxy Statement or the 2018 Annual Report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above or sending an email as provided above. By requesting email copies or by requesting a single copy for multiple stockholders sharing the same address, you can also help the environment.

ITEM 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company (the “Board” or “Board of Directors”) is currently comprised of seven members and is divided into three classes, with each class holding office for staggered three-year terms. At the Annual Meeting, Jon P. Vrabely, Patrick L. Larmon and James F. Hibberd, if elected, will hold office until the 2022 annual meeting of stockholders. If properly voted prior to the Annual Meeting, and not revoked, the enclosed proxy will be voted for the election of these directors unless a stockholder indicates that a vote should be withheld with respect to any or all of such nominees. The election of each nominee has been recommended by the Board of Directors. Each of the nominees has consented to being named in this Proxy Statement and has indicated his willingness to serve if elected. If any of the nominees shall, prior to the meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote for such replacement nominee, if any, as may be recommended by the Board of Directors.

The Board unanimously recommends a vote “FOR” the election of Messrs. Vrabely, Larmon and Hibberd as directors for a three-year term expiring in 2022.

Please review the following information regarding Messrs. Vrabely, Larmon and Hibberd, and the other directors continuing in office.

Director Nominees for Election at the Annual Meeting

JON P. VRABELY

Age 53. Director since 2007. President and Chief Executive Officer of the Company since 2007. Vice President, Chief Operating Officer of the Company from 2005 to 2007. Mr. Vrabely’s qualifications to serve on the Board include his extensive knowledge of the Company’s operations, strategy and financial position through his service as our President and Chief Executive Officer, as well as through his prior positions in his 19 years of service with the Company.

PATRICK L. LARMON

Age 66. Director since 2015. Retired. President and Chief Executive Officer of Bunzl North America from 2004 to 2018. Executive Director of Bunzl plc, an international distribution and outsourcing group headquartered in London from 2005 until December 2018. Currently a director of Bodycote, plc, a metal heat treating company, since 2016. Mr. Larmon was Executive Vice President and part owner of Packaging Products Corporation from 1984 to 1990 when it was acquired by Bunzl. Mr. Larmon held various other management positions at Bunzl from 1990 to 2003 until he was named President and Chief Executive Officer. Mr. Larmon’s qualifications to serve on the Board include his executive experience in a large public company in the distribution industry, his financial expertise, and his experience on another public company board.

JAMES F. HIBBERD

Age 54. Director since 2015. Operating partner of Emerald Lake Capital Management, a private equity firm, since January 2019 and Chief Executive Officer of Basic Electric Solutions Team since July 2017. Executive Advisor for Ares Management from July 2017 to December 2018. Senior Vice President Strategy, Business Transformation and Mergers & Acquisitions for Rexel North America (distributor of electrical and communications products) from January 2016 to March 2017. Senior Vice President and Chief Executive Officer of Gexpro Electrical Distribution, a division of Rexel Holdings USA Corp. from 2012 to 2016. Mr. Hibberd held various leadership positions at General Electric Supply and other General Electric affiliates prior to joining Rexel in 2006. Mr. Hibberd’s qualifications to serve on the Board include his executive experience in a large international distribution company and his experience as a chief executive officer.

Directors Whose Terms Expire in 2020

GINA G. HOAGLAND

Age 54. Director since January 2016. Chairman of Collaborative Strategies, Inc., a consulting firm that provides board development, strategy and succession planning services, since 2017 and, previously, CEO since 1993. President and owner of Trademark Wines (Missouri-based distributor of beverage alcohol) since July 2016. Ms. Hoagland’s qualifications to serve on the Board include her experience serving as Chairman of the Board of Directors of Triad Bank and her extensive experience as an advisory member of the Board of Directors of the following distribution and manufacturing companies: Major Eagle Inc. / Eagle Brands, Inc., G.M. Johnson Companies, Inc., Duke Manufacturing Company, Essex Industries Inc., ATRO Engineered Systems, Inc., Anova Furnishings, Inc., Morgan Distributing, PAI, MTM, and Empire Comfort Systems.

J. KEITH MATHENEY

Age 70. Director since 2004. Managing member of Matheney and Matheney, CPAs PLLC (accounting and tax consulting) since 2004. Executive Vice President of Louisiana Pacific Corporation (forest products manufacturer) from 2002 to 2003 and Vice President from 1997 to 2002. Formerly a director of Pope & Talbot, Inc. (a forest products company). Mr. Matheney’s qualifications to serve on the Board include his executive experience in a large public company in the building products industry, his financial expertise and his experience on another public company board, including audit committee experience.

Directors Whose Terms Expire in 2021

DONALD L. GLASS

Age 70. Director since 2004. Retired. President and Chief Executive Officer of The Timber Company (timber producer) from 1997 to 2001. Executive Vice President of Georgia-Pacific Corporation (building products manufacturer) from 1996 to 2001. Mr. Glass’s qualifications to serve on the Board include his executive experience with a large public company in the building products industry, including his experience as the chief executive officer of one of its operating units.

DELBERT H. TANNER

Age 67. Chairman. Director since 2001. Retired. Chief Executive Officer of Anderson Group, Inc. (manufacturer of welding equipment and industrial fans) from 2005 to 2007. President and Chief Executive Officer of RMC Industries Corporation (ready-mix concrete and building materials producer) from 2002 to 2005. Chief Operating Officer and Executive Vice President of RMC Industries Corporation in 2002 and Senior Vice President of RMC Industries Corporation from 1998 to 2002. Mr. Tanner’s qualifications to serve on the Board include his experience as the chief executive officer of a multi-national equipment manufacturer and of a large cement and buildings material producer.

There are no arrangements or understandings between any director or director nominee and any other persons pursuant to which he or she was selected as a director or nominee. None of our directors are a party to any agreement or arrangement that would require disclosure pursuant to Stock Market Rule 5250(b)(3) of The NASDAQ Market LLC (“NASDAQ”), where the Company’s Common Stock is listed.

Directors will be elected by a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Votes may be cast in favor of a director nominee or withheld, and the nominees receiving the highest number of favorable votes will be elected as directors of the Company. Because at this year’s Annual Meeting, there are as many nominees (three) as there are directors to be elected (three), a director nominee is assured of being elected if he or she receives any “For” votes, regardless of how many withheld votes are cast for that director.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors

The Board of Directors is currently comprised of seven directors. The Board of Directors held 5 meetings and 11 separate Committee meetings in 2018. For their respective terms on the Board, each director attended all fiscal year 2018 meetings of the Board and each Committee on which he or she served. The Company’s directors are encouraged to attend the Annual Meeting. All of the Company’s then-current directors attended the 2018 annual meeting of stockholders.

Director Independence

On an annual basis, and at other appropriate times when a change in circumstances could potentially impact the independence or effectiveness of one or more of the directors, the Board of Directors evaluates the independence of the directors and determines if each director qualifies as an “independent director” as defined under the listing requirements of NASDAQ on which the Company’s Common Stock is listed. After carefully considering all relevant facts and circumstances, the Board of Directors has affirmatively determined that six of the Company’s seven directors, Ms. Hoagland and Messrs. Hibberd, Larmon, Glass, Matheney and Tanner, are independent in accordance with the standards established by NASDAQ. The Board has made a determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Mr. Vrabely does not meet the NASDAQ independence standards for a director because he is an executive officer of the Company.

The Board of Directors has also affirmatively determined that:

•

each member of the Audit Committee qualifies as “independent” under the provisions of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules of the SEC thereunder, as well as NASDAQ’s independence rules relating to audit committees; and

•	each member of the Management Organization and Compensation Committee meets the independence requirements of the SEC and NASDAQ’s corporate governance listing standards.

Corporate Governance

The Company has adopted Corporate Governance Guidelines, as well as a Code of Business Conduct and Ethics applicable to all directors, officers and employees. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company’s website at www.huttig.com. Information on, or accessible through, the Company’s website is not a part of, and is not incorporated into, this Proxy Statement. The Company intends to post on its website any amendments to, or waivers from, its Code of Business Conduct and Ethics within four business days of such amendment or waiver.

The Nominating and Governance Committee is responsible for reviewing the Corporate Governance Guidelines from time to time and reporting and making recommendations to the Board concerning corporate governance matters. Each year, the Nominating and Governance Committee reviews the Company’s corporate governance practices to ensure that (a) they comply with applicable laws, (b) they continue to reflect what the Nominating and Governance Committee believes are best practices, and (c) they promote the best interests of the Company and its stockholders.

Board Leadership Structure

The Board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer at this time. Mr. Delbert H. Tanner, a non-employee independent director, serves as Chairman, and Mr. Jon P. Vrabely serves as the President and Chief Executive Officer. Separating the Chairman position and the Chief Executive Officer position allows the Chief Executive Officer to focus on setting the strategic direction of the Company and on our day-to-day business, and allows the Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. While the Company’s Amended and Restated By-laws (“bylaws”) and Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the Company at this time. The Board retains the discretion to assess whether the positions should be combined or separated at any given time based upon its evaluation of, among other things, the composition of the Board and the circumstances facing the Company.

Board Role in Risk Oversight

The Board believes that an important part of its responsibilities is to review the Company’s assessment of the major risks the Company faces and its policies for monitoring and controlling these risks. The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting. Management regularly reports to the Audit Committee on the

Company’s risk assessment and management policies, the Company’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure. The Management Organization and Compensation Committee oversees the risks relating to the Company’s compensation policies and practices, as well as management development and leadership succession. It believes it has allocated executive compensation among base salary and short- and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. The Board, as a whole, examines specific business risks as part of its regular strategic reviews. In addition, management periodically reviews with the Board matters of particular importance or concern, including any significant areas of risk that warrant Board attention.

Board Committees

The Board of Directors has four standing Committees: (1) Executive, (2) Audit, (3) Management Organization and Compensation, and (4) Nominating and Governance. The Executive Committee meets when a quorum of the full Board of Directors cannot be readily obtained. In 2018, the Executive Committee held two meetings.

Except for the Executive Committee, which operates under the authority set forth in our bylaws, each of the Committees operates under a written charter adopted by the Board of Directors. All of the Committee charters are available on the Company’s website at www.huttig.com. Information on, or accessible through, the Company’s website is not a part of, and is not incorporated into, this Proxy Statement.

The current memberships of the four standing committees of the Board of Directors follow:

Executive Committee	Audit Committee	Management Organization & Compensation Committee	Nominating & Governance Committee
Jon P. Vrabely*	J. Keith Matheney*	Donald L. Glass*	Delbert H. Tanner*
Donald L. Glass	James F. Hibberd	Gina G. Hoagland	Donald L. Glass
J. Keith Matheney	Patrick L. Larmon	Patrick L. Larmon	James F. Hibberd
Delbert H. Tanner		Delbert H. Tanner	Gina G. Hoagland

*	Chairman

Audit Committee

The Audit Committee assists the Board in fulfilling the Board’s oversight responsibility with respect to the integrity of the Company’s financial statements, the qualification and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and its internal auditors, the Company’s compliance with legal and regulatory requirements and the Company’s risk assessment and risk management policies. The Audit Committee has the sole authority to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee meets periodically with representatives from the Company’s internal auditors and independent auditors separate from management. The Audit Committee is also responsible for reviewing compliance with the Company’s Code of Business Conduct and Ethics and for administering and enforcing the Company’s accounting and auditing compliance procedures adopted in accordance with Section 301 of the Sarbanes-Oxley Act of 2002.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement confirming the absence of any relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee discussed with the independent auditors any activities that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors’ independence. The Audit Committee also received a report on the quality control procedures of the independent auditors, as well as the most recent peer review conducted under guidelines of the

American Institute of Certified Public Accountants. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing, and results of the internal audit examinations. The Audit Committee reviewed with the independent auditors and the internal auditors their audit plan and audit scope and the independent auditors’ examination of the financial statements.

The Board of Directors has determined that Messrs. Matheney and Larmon meet the requirements of an “audit committee financial expert” as defined in regulations of the SEC. During 2018, the Audit Committee held 5 meetings.

The report of the Audit Committee is included under “Report of the Audit Committee” in this Proxy Statement.

Management Organization and Compensation Committee

The Management Organization and Compensation Committee (the “Compensation Committee”) oversees the Company’s compensation plans and practices, including its executive compensation plans and director compensation plans, reviews and evaluates the performance of the Chief Executive Officer, reviews with the Chief Executive Officer his evaluation of the performance of other members of senior management, administers the Company’s restricted stock and other stock-based compensation plans and programs, reviews management development and succession planning policies and produces the annual report on executive compensation for inclusion in the Company’s annual proxy statement. During 2018, the Compensation Committee held 3 meetings.

Nominating and Governance Committee

The Nominating and Governance Committee’s duties include assisting the Board by identifying individuals qualified to become members of the Board, recommending to the Board the director nominees for election at the next annual meeting of stockholders of the Company, advising the Board with respect to Board composition and procedures, advising the Board with respect to corporate governance principles and overseeing the evaluation of the Board. During 2018, the Nominating and Governance Committee held one meeting.

Director Qualifications and Nominating Procedures

The Company’s Corporate Governance Guidelines provide that the Board should generally have between seven and eleven directors, a substantial majority of whom must qualify as independent directors as defined under the listing standards of NASDAQ. The Corporate Governance Guidelines provide that a director who serves as the Company’s Chief Executive Officer should not serve on more than two other public company boards, other directors should not serve on more than four other public company boards and members of the Audit Committee should not serve on more than two other public company audit committees.

The Board seeks to identify and recruit the best available director candidates to sustain and enhance the composition of the Board with the appropriate balance of knowledge, experience, skills, expertise and diversity. Characteristics required for service on the Company’s Board include integrity, an understanding of the workings of large business organizations such as the Company, senior level executive experience, the ability to make independent, analytical judgments, the ability to be an effective communicator, and the ability and willingness to devote the time and effort to be an effective and contributing member of the Board. The Board will consider potential director candidates proposed by other members of the Board and management and those potential director candidates properly proposed by our stockholders. From time to time, the Nominating and Governance Committee may retain search firms or other advisors to assist it in recruiting the best available director candidates for the Company.

Although the Company does not have a formal written diversity policy for the Board, the Board determines the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time, with the objective of having a Board with adequately diverse backgrounds and experiences in light of the circumstances existing at that time. The Board evaluates each individual in the context of that individual’s potential contribution to the Board as a whole with the objective of recommending a collective group that can best promote the success of the Company’s business, represent stockholder interests through the exercise of sound judgment and allow the Board as a whole to benefit from the group’s varying backgrounds and experiences. The Board applies the same criteria to all candidates that it considers, including any candidates properly submitted by our stockholders.

To have a candidate considered by the Board, a stockholder must submit the recommendation in writing to the Company addressed to the Office of the Corporate Secretary at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141 and must provide the following information, in addition to any other information required in the Company’s bylaws:

•	The candidate’s name, age and business and residence address;

•	The candidate’s principal employment or occupation;

•	The class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the candidate;

•	A description of any arrangements or understandings between the stockholder and the candidate;

•	A signed confirmation of the candidate’s willingness to serve on the Board;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the candidate;

•	The class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the stockholder, and the length of time of such ownership; and

•	The stockholder’s name and record address.

Stockholders may submit potential director candidates at any time pursuant to these procedures. The Board will consider such candidates in connection with annual elections of directors or the filling of any director vacancies. Any stockholder nominations for the 2020 annual meeting of stockholders, together with the information described above, must be submitted in accordance with the procedures described under “Miscellaneous — Next Annual Meeting; Stockholder Proposals” in this Proxy Statement.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Committee or any Chairman of any Committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or Committee, correspondence should be addressed to the Board of Directors or any such individual director or group or Committee by either name or title. All such correspondence should be sent to the Company “c/o Corporate Secretary” at 555 Maryville University Dr., Suite 400, St. Louis, Missouri 63141. To communicate with any of our directors electronically, stockholders should use the following e-mail address: corporatesecretary@huttig.com.

The office of the Corporate Secretary will open all communications received as set forth in the preceding paragraph for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive or irrelevant material will be forwarded promptly to the addressee. To the extent that the communication involves a request for information, such as an inquiry about the Company or stock-related matters, the Corporate Secretary’s office may handle the inquiry directly. In the case of communications to the Board or any group or Committee, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or Committee to which the envelope or e-mail is addressed.

Compensation of Directors

Shown below is information concerning the compensation for service as a director for each member of our Board of Directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Delbert H. Tanner	$110,000	$40,000	$150,000
Donald L. Glass	$70,000	$40,000	$110,000
James F. Hibberd	$64,000	$40,000	$104,000
Gina G. Hoagland	$57,500	$40,000	$97,500
Patrick L. Larmon	$69,000	$40,000	$109,000
J. Keith Matheney	$74,500	$40,000	$114,500
Jon P. Vrabely(3)	—	—	—

(1)	For 2018, non-employee directors received the following cash compensation, as applicable:

Annual retainer — Chairman of the Board	$85,000
Annual retainer — Other Board members	$35,000
Annual retainer — Audit Committee chairman	$10,000
Annual retainer — Other Audit Committee members	$1,500
Annual retainer — Management Organization and Compensation Committee chairman	$8,000
Annual retainer — Executive Committee members	$2,000
Meeting fee (per meeting attended)	$2,500

(2)

Amounts in this column represent the grant date fair value of restricted stock awards granted to our non-employee directors in 2018, as computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718. In accordance with the Company’s non-employee directors’ stock compensation program, each non-employee director is granted an annual restricted stock award that consists of a number of shares equal to the lesser of (i) the number of shares obtained from dividing $40,000 by the average of our high and low price of our Common Stock on the applicable date of grant, or (ii) 15,000 shares. The non-employee directors were granted 5,622 restricted shares on January 30, 2018. The awards vest in full on the first anniversary of the grant date or upon a change of control of the Company. As of December 31, 2018, the annual restricted stock awards for 2018 were the only unvested stock awards held by our non-employee directors.

(3)

Mr. Vrabely, who serves as both a director and the Company’s President and Chief Executive Officer, does not receive additional compensation for service as a director. See the Summary Compensation Table in this Proxy Statement for his compensation as an executive officer of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2018 audited by KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP various matters related to the financial statements, including those matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s internal controls and financial reporting process and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles, and auditing management’s effectiveness of internal control over financial reporting. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC.

Other than Mr. Matheney, who is a practicing certified public accountant, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The members of the Audit Committee are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.”

This report is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this report be treated as “soliciting material” or specifically incorporates it by reference into a document filed with the SEC.

Submitted by:

The Audit Committee of the Board of Directors of Huttig Building Products, Inc.

J. Keith Matheney — Chairman

James F. Hibberd

Patrick L. Larmon

The preceding report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference, and the report will not otherwise be deemed filed under such acts.

EXECUTIVE OFFICERS

Huttig’s executive officers as of January 1, 2019 and their respective ages and positions are set forth below:

Name	Age	Position
Jon P. Vrabely	53	President and Chief Executive Officer
Philip Keipp	57	Vice President and Chief Financial Officer
David A. Fishbein	52	Executive Vice President and Chief Marketing Officer
Robert Furio	58	Executive Vice President and Chief Operating Officer
Brian D. Robinson	57	Senior Vice President and Chief Information Officer

The principal occupations and employment of our executive officers, including positions held with the Company, during the past five years are set forth below:

Jon P. Vrabely was named President and Chief Executive Officer in 2007. He was also appointed to the Board of Directors in 2007. He served as interim Chief Financial Officer from February 2018 until September 2018, when Mr. Keipp was appointed, and he served as interim Chief Financial Officer and Secretary of the Company from June 2015 until April 2016.

Philip Keipp was named Vice President and Chief Financial Officer in September 2018. Mr. Keipp previously served as Chief Financial Officer for the Company from July 2009 to June 2015 and provided consulting services to the Company in August and September 2018 prior to being named Vice President and Chief Financial Officer.

David A. Fishbein was named Executive Vice President Chief Marketing Officer effective January 1, 2018. He previously served as an executive at Huttig, Inc., a wholly-owned subsidiary of the Company, beginning in November 2016. Prior to that time, he spent 30 years with PrimeSource Building Products, Inc., where he had several executive management positions, and most recently was co-chief executive officer.

Robert Furio was named Executive Vice President and Chief Operating Officer effective January 1, 2018. He previously served as an executive at Huttig, Inc., a wholly-owned subsidiary of the Company, beginning in November 2016. Prior to that time, he spent 29 years with PrimeSource Building Products, Inc., where he had several executive management positions, and most recently was co-chief executive officer.

Brian D. Robinson was named Vice President, Chief Information Officer in 2006. Effective January 1, 2018, Mr. Robinson was named Senior Vice President and Chief Information Officer.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock beneficially owned, directly or indirectly, by the Company’s directors, the executive officers named in the Summary Compensation Table and all of the Company’s directors and executive officers as a group, as of February 28, 2019. There were 26,569,227 shares of our Common Stock outstanding as of February 28, 2019. Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the Company’s Common Stock. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them.

	Unrestricted Shares Owned (1)		Shares in 401(k) Plan		Restricted Shares/ Restricted Stock Units	Total Shares Beneficially Owned	Percent of Shares Outstanding
Non-Employee Directors:
Delbert H. Tanner	171,487	(2)	—		59,502	230,989	*
Donald L. Glass	149,987		—		59,502	209,489	*
James F. Hibberd	31,917		—		15,000	46,917	*
Gina G. Hoagland	19,117		—		15,000	34,117	*
Patrick L. Larmon	31,917		—		15,000	46,917	*
J. Keith Matheney	59,987	(3)	—		59,502	119,489	*
Named Executive Officers:
Jon P. Vrabely	825,963		8,937		187,462	1,022,362	3.85%
David A. Fishbein	46,278		8,689		152,769	207,736	*
Robert Furio	46,278		—		152,769	199,047	*
Directors and executive officers as a group (11 persons) (4)	1,916,762		74,295	(5)	837,688	2,828,745	10.65%

*	Represents holdings of less than 1%.
(1)	Includes previously restricted shares, the restrictions on which have lapsed.
(2)	115,000 shares are held in OOT, LLC, a company solely owned by Mr. Tanner, and 26,500 shares are held in the Delbert and Marthann Trust.
(3)	Shares are held in a Matheney family trust.
(4)	The information contained in this portion of the table is based upon information furnished to us by the applicable individuals and from our records.
(5)	Includes shares held in 401(k), IRA, spouse IRA and Huttig Employee Stock Purchase Plan.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

The following table sets forth the ownership of the Company’s Common Stock by each person known by the Company to beneficially own more than 5% of the Company’s Common Stock based on the number of shares of Common Stock outstanding as of February 28, 2019. There were 26,569,227 shares of our Common Stock outstanding as of February 28, 2019. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and dispositive power with respect to all shares of Common Stock shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
JB Capital Partners LP and Alan Weber 5 Evan Place Armonk, New York 10504	2,360,317	(1)	8.88%

Arnold B. Siemer and Andrew F. Bohutinsky 7795 Walton Parkway Suite 175 New Albany, Ohio 43054	1,503,490	(2)	5.66%

Phillip Hauser and Fritz Hauser Hauser Family AG, Hauser & Friends AG and Hauser Brothers GmbH Wilhelm-Hamm-Strasse 15 77654 Offenburg Germany	2,603,900	(3)	9.80%

Paradigm Capital Management, Inc. Nine Elk Street Albany, New York 12207	2,341,500	(4)	8.81%

(1)

This information is based solely on a Schedule 13D/A filed jointly by JB Capital Partners LP and Alan Weber with the SEC on January 4, 2019. According to the filing, each member of the filing group has shared voting and dispositive power with respect to all of the shares.

(2)

This information is based solely on a Schedule 13G/A filed jointly by Arnold B. Siemer and Andrew F. Bohutinsky with the SEC on February 12, 2016. According to the filing, each member of the filing group has sole voting and dispositive power with respect to all of the shares. The filing indicates that Mr. Siemer beneficially owns 1,280,000 of the shares and Mr. Bohutinsky beneficially owns 223,490 of the shares (215,000 individually and 8,490 through an individual retirement account), and each member of the group disclaims beneficial ownership of the shares owned by the other member of the group.

(3)

This information is based solely on a Schedule 13G/A filed jointly by Phillip Hauser, Fritz Hauser, Hauser Family AG, Hauser & Friends AG and Hauser Brothers GmbH with the SEC on February 13, 2019. According to the filing: Phillip Hauser and Fritz Hauser each beneficially owns 2,603,900 of the shares and has sole voting and dispositive power with respect to such shares; Hauser Family AG beneficially owns 1,481,300 shares and has sole voting and dispositive power with respect to such shares; Hauser & Friends AG beneficially owns 1,118,600 shares and has sole voting and dispositive power with respect to such shares; and Hauser Brothers GmbH beneficially owns 4,000 shares and has sole voting and dispositive power with respect to such shares. The address in the table above is for Philip Hauser and Hauser Family AG. The address for Fritz Hauser, Hauser & Friends AG and Hauser Brothers GmbH is 79098 Freiburg im Breisgau, Germany.

(4)

This information is based solely on a Schedule 13G/A filed by Paradigm Capital Management, Inc. with the SEC on February 12, 2019. According to the filing, Paradigm Capital Management, Inc. has sole voting and dispositive power with respect to all of the shares.

EXECUTIVE COMPENSATION

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table, an Outstanding Equity Awards at Fiscal Year-End Table and certain limited narrative disclosures. Further, our reporting obligations generally extend only to the individuals who served as our Chief Executive Officer and our two other most highly compensated executive officers during fiscal year 2018.

Summary Compensation Table

Shown below is information concerning the total compensation paid to and compensatory awards received by the named executive officers of the Company during each of the relevant years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Jon P. Vrabely	2018	$600,000		$600,000	—	$27,904	$1,227,904
President and CEO	2017	$600,000		$300,000	—	$26,805	$926,805

David A. Fishbein(4)	2018	$450,000		$337,500	—	$22,300	$809,800
EVP, Chief Marketing Officer

Robert Furio(4)	2018	$450,000		$337,500	—	$24,637	$812,137
EVP, Chief Operating Officer

(1)

Represents the grant date fair value of restricted stock awards granted during the applicable fiscal year, as computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, based on the average of our high and low stock prices on the date of grant.

(2)

All of the named executive officers participated in the Company’s 2005 Executive Incentive Compensation Plan as amended and restated effective April 25, 2017 (the “EIC Plan”), for 2018. Mr. Vrabely participated in the EIC Plan for 2017.

(3)

“All Other Compensation” for 2018 includes the following: (i) for Mr. Vrabely, perquisite in the form of a car lease, supplemental life insurance and long-term disability insurance premium, and 401(k) matching contributions by the Company and (ii) for Messrs. Fishbein and Furio, perquisite in the form of a car allowance, supplemental life insurance and 401(k) matching contributions by the Company. Additionally, for 2018, the company contributed $350,000 to Mr. Vrabely’s account under the Company’s unfunded nonqualified deferred compensation plan (the “DC Plan”). Amounts contributed to the DC Plan will be included as compensation in the Summary Compensation Table in the year of vesting.

(4)	Each of Messrs. Fishbein and Furio became an executive officer of the Company effective as of January 1, 2018.

Additional Narrative Disclosures

Executive compensation is generally comprised of the following components: base salary; annual incentive compensation; long-term incentive awards; defined contribution plan benefits; and perquisites and other personal benefits.

Each of these components represents a portion of each executive officer’s total compensation package, although participation in the defined contribution plan is at the option of the executive officer. Our policy for allocating between short-term and long-term compensation seeks to ensure adequate base compensation to attract and retain qualified personnel, while providing incentives to maximize long-term value for the Company and its stockholders. We do not maintain a pre-established policy or formula for the allocation between cash and non-cash or short-term and long-term compensation.

In setting executive compensation for 2018, the Compensation Committee considered the results of the Company’s “say-on-pay” proposal at the 2018 annual meeting of stockholders, which was approved by approximately 97% of the votes cast by the Company’s stockholders. We also calculated the pay ratio analysis, based on the same methodology as we used last year, and for 2018 the ratio of the annual total compensation of our Chief Executive Officer (“CEO”) to the median of the annual total compensation of all employees was reasonably estimated to be 25 to 1. For a description of this methodology, see the Company’s proxy statement for the 2018 annual meeting of stockholders.

Base Salaries

The annual base salary for our named executive officers as of December 31, 2018 was as follows:

Name and Current Principal Position	2018 Base Salary
Jon P. Vrabely — President, Chief Executive Officer	$600,000
David A. Fishbein — Executive Vice President, Chief Marketing Officer	$450,000
Robert Furio — Executive Vice President, Chief Operating Officer	$450,000

2018 Annual Incentive Compensation

In 2018, each named executive officer was eligible to receive an annual cash bonus under the EIC Plan. The annual cash bonuses granted under the EIC Plan are designed to link executives’ pay to performance and align their interests with our stockholders by rewarding the executive based on Company performance achievement. For 2018, the Board primarily used the percentage of improvement in the economic value added (“EVA”) performance measure to determine Company performance, among other factors. EVA is a measurement of the amount by which the Company’s after-tax profits, after certain adjustments, exceed the cost of capital employed by the Company. The Company determines the percentage of absolute EVA generated for 2018 and the percentage of improvement in EVA from 2017 to 2018 to determine the annual cash bonus pool. In evaluating EVA, the Compensation Committee used a weighted average cost of capital of 4.67%. Although criteria used to determine the total annual incentive compensation is formula driven, the Compensation Committee makes individual awards using its discretion based on review of individual performance. A positive bonus pool was not generated for 2018 based on achievement with respect to the EVA performance measure. Consequently, none of the named executive officers received an annual cash bonus payment for 2018.

Long Term Incentive Awards

The Company considers its long-term incentive awards program a key employee retention tool and a way to better align the interests of our named executive officers with those of our stockholders. In making decisions regarding the size of long-term incentive awards for executive officers, the Compensation Committee considers factors such as each individual’s performance and responsibilities and Company performance. Mr. Vrabely’s employment agreement provides for a target long-term incentive award equal to 100% of his base salary. Messrs. Fishbein and Furio’s employment agreements provide for a target long-term incentive award equal to 87.5% of their base salary. For 2018, Messrs. Vrabely, Fishbein and Furio each received a restricted stock award as prescribed in their respective employment agreements. The restricted stock awards vest ratably over three years assuming the executive’s continued employment and vest immediately in the event of death, permanent disability, or upon termination of employment by the Company without cause (or by the executive for good reason) or a change of control of the Company.

The following table reflects the number of shares of restricted stock granted to Messrs. Vrabely, Fishbein and Furio in 2018:

Name	2018 Restricted Stock Awards (# Shares)
Jon P. Vrabely	100,083
David A. Fishbein	47,435
Robert Furio	47,435

Retirement Plans

The Company provides retirement benefits to the named executive officers under the terms of its tax-qualified 401(k) defined contribution plan. The Company provides matching contributions to employees who participate in the 401(k) plan. For every pre-tax dollar contributed to the 401k plan, the Company made matching contributions, up to a total of 6% of the employee’s total eligible deferral amount. The named executive officers participate in the 401(k) plan on substantially the same terms as our other participating employees.

In 2016, as required by Mr. Vrabely’s employment agreement, the Company established the DC Plan in which only Mr. Vrabely participates. Under the DC Plan, and consistent with the terms of Mr. Vrabely’s employment agreement, the Company makes an annual contribution, with the amount to be determined by the Board in its discretion based on Company and individual performance. No elective deferrals by Mr. Vrabely are permitted. The Company contributions under the DC Plan do not become vested until January 1, 2023, subject to Mr. Vrabely’s continued employment with the Company, or accelerated vesting in the event of his death, permanent disability, termination of employment by the Company without cause or termination of employment by Mr. Vrabely for good reason, or in the event that the DC Plan is terminated by the Company following a change of control. The Compensation Committee believes that these vesting provisions will further encourage Mr. Vrabely’s retention through the vesting date.

For 2018, the Company contributed $350,000 to Mr. Vrabely’s account under the DC Plan. The Compensation Committee considered the Company and individual performance and the recommendation from the Compensation Committee’s compensation consultant when making the 2018 contribution.

During the deferral period, balances in Mr. Vrabely’s account under the DC Plan will be adjusted with deemed investment returns based on Mr. Vrabely’s investment choices, all of which are based on market rates of return. Vested balances are payable from the DC Plan in a lump sum following Mr. Vrabely’s termination of employment or his earlier disability or death. Amounts contributed to the DC Plan will be included as compensation in the Summary Compensation Table in the year of vesting.

Perquisites and Other Personal Benefits

The Company provides the named executive officers with perquisites and other personal benefits that the Company believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. Mr. Vrabely receives additional supplemental life and long-term disability insurance with benefits of three times his base salary upon death and providing supplemental income in the event of his disability. Messrs. Fishbein and Furio are each provided with a car allowance and Mr. Vrabely receives a car lease.

Costs of the perquisites and personal benefits described above for the named executive officers that meet the threshold established by applicable SEC rules are included in the Summary Compensation Table below under the “All Other Compensation” column.

Employment and Change in Control Agreements

The Company maintains an employment agreement with each of Messrs. Vrabely, Fishbein, and Furio, which contains certain payments in connection with a qualifying termination of employment. In addition, the Company’s long term incentive plans and the award agreements under such plans provide that all restrictions on restricted stock lapse in the event of a change in control of the Company, and that all stock options become fully vested and exercisable either immediately upon a change in control or in the event that the employee is terminated following a change in control, depending on the plan.

The employment agreements with Messrs. Vrabely, Fishbein and Furio each include provisions for severance and other benefits in case of a qualifying termination that is not in connection with a change in control as well as within three years after a change in control (and before the executive’s “normal retirement date” under the Company’s 401(k) plan).

Without Cause

In the case of a termination of employment by the Company without “Cause” (as defined in the employment agreement), including a decision of the Company to not renew the term of the employment agreement other than for Cause, Mr. Vrabely would receive (i) all benefits described below “Death or Disability” (except for the pro-rated annual bonus, which is an amount equal to a pro-rated annual bonus based on the Company’s actual performance through the termination date, subject to any applicable performance formula for the year of termination for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (“the Code”), (ii) a cash severance payment equal to two times the sum of his base salary plus Average Bonus (as defined in the applicable employment agreement) (payable in periodic installments over 24 months), and (iii) two years of COBRA premiums based on the terms of Company’s group health plan and the executive’s coverage under such plan.

In the case of a termination of employment by the Company without “Cause” (as defined in the applicable employment agreement), including a decision of the Company to not renew the term of the employment agreement other than for Cause, under their employment agreements, Messrs. Fishbein and Furio would receive (i) an amount equal to one times the executive’s then current base salary, (ii) an amount equal to 12 months of COBRA premiums based on the terms of the Company’s group health plan and the executive’s coverage under such plan, and (iii) a pro rata annual bonus for the year of termination, based on actual performance results for the year.

Death or Disability

Pursuant to the terms of the restricted stock awards held by our named executive officers, all unvested shares of restricted stock granted pursuant to such awards will vest in full upon a termination of employment due to death or permanent disability.

Additionally, under Mr. Vrabely’s agreement, he will receive a pro-rated annual bonus calculated by multiplying the average bonus paid or payable to him for the three fiscal years prior to the year of termination by a fraction, the numerator of which is the number of days in the then-current fiscal year through the termination date, and the denominator of which is 365. Additionally, all performance-based long term incentive (“LTI”) awards will become vested on a pro-rata basis as adjusted based on actual performance through the termination date, with the payment of the awards remaining subject to any applicable performance formula pursuant to the terms of the applicable award; and Mr. Vrabely’s unvested account balance under the DC Plan shall vest.

Change in Control Terminations

Under the employment agreements, in case of termination of employment due to death or disability within the applicable change in control protected period, Mr. Vrabely will receive the same benefits as described above under his employment agreement for termination due to death or disability, while Messrs. Fishbein and Furio will each be entitled to a pro-rated bonus based on their average bonus for the prior two years.

Under the employment agreements, in case of termination of employment by the Company without “Cause” or by the executive for “Good Reason” (as defined in the applicable employment agreement) within the applicable change in control protected period, the executive will receive:

•	A pro-rated annual bonus based on the greater of the executive’s average bonus for a certain number of prior years or the bonus paid for the last fiscal year;

•	Cash severance equal to a multiple times the sum of base salary and the Average Bonus — for Mr. Vrabely, the multiple is three, and for Messrs. Fishbein and Furio, the multiple is two;

•

COBRA premiums for a period of years based on the terms of the Company’s group health plan and the executives’ coverage under such plan as of termination — for Mr. Vrabely, three years’ of premiums, and for Messrs. Fishbein and Furio, two years’ of premiums; and

•	For Mr. Vrabely, pro-rated vesting of his Cash LTI, full vesting of any outstanding equity awards, full vesting of his DC Plan balance and outplacement services with a value up to $25,000.

In addition, for Mr. Vrabely, for any termination of employment, all performance-based LTI awards will be pro-rated based on actual performance through the termination date, with the payment of such awards remaining subject to any applicable performance formula pursuant to the terms of the applicable award.

The payments described above are conditioned on a named executive officer signing a release of all claims in favor of the Company. There are no excise tax gross-ups provided under the employment agreements. Instead, if the Company’s tax counsel determines that any economic benefit or payment or distribution by the Company to the employee pursuant to the agreement is subject to the excise tax imposed by Section 4999 of the Code, the Company will reduce the aggregate payments due to the employee under the agreement and any other agreement, plan or program of the Company to an amount that is one dollar less than the maximum amount allowable without becoming subject to the excise tax.

In addition, the employment agreements prohibit each executive from engaging in certain conduct during the term of employment and for one year following termination from employment with the Company, namely: (1) engaging in any business that is competitive with the Company, (2) soliciting for employment any current employee of the Company or any individual who had been employed by the Company in the one year prior thereto, (3) soliciting the business of the Company or doing business with any actual or prospective customer or supplier of the Company, and (4) taking any action which is intended, or would reasonably be expected, to harm the Company or its reputation or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company. The change of control agreements and the employment agreements also prohibit the officer from disclosing any confidential information of the Company at any time.

Accounting and Tax Considerations

The Compensation Committee generally considers the financial accounting implications of stock awards and other compensation to the Company’s executive officers in evaluating and establishing the Company’s compensation policies and practices. In addition, Section 162(m) of the Code, limits the deductibility of annual compensation paid to certain executive officers to $1 million per employee. Although the performance-based exception to Section 162(m) was repealed, this exception is still effective for grandfathered awards. The Compensation Committee believes that in establishing incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the Compensation Committee may deem it appropriate to continue to provide one or more named executive officers with the opportunity to earn compensation that may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth certain information with respect to unvested shares of restricted stock held at December 31, 2018 by each of the named executive officers (there are no outstanding unexercised stock options):

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(1)
Jon P. Vrabely(2)	152,372	$274,270
David Fishbein(3)	136,379	$245,482
Robert Furio(4)	136,379	$245,482

(1)	Computed based on the closing price of $1.80 of the Company’s Common Stock on December 31, 2018.
(2)

For Mr. Vrabely, 15,151 shares of restricted stock vested on February 28, 2019. The remainder of Mr. Vrabely’s unvested shares of restricted stock will vest are as follows: 21,987 shares of restricted stock vest on March 16, 2019, 15,151 on February 28, 2020; and 33,361 on March 16, 2019; 33,361 on March 16, 2020; 33,361 on March 16, 2021.

(3)

For Mr. Fishbein, 15,232 shares of restricted stock vested on January 20, 2019 and 15,813 shares of restricted stock vested on January 30, 2019. The remainder of Mr. Fishbein’s unvested shares of restricted stock will vest as follows: 15,232 on January 20, 2020; 15,811 on January 30, 2020; 15,811 on January 30, 2021; and 58,480 on November 16, 2021.

(4)

For Mr. Furio, 15,232 shares of restricted stock vested on January 20, 2019 and 15,813 shares of restricted stock vested on January 30, 2019. The remainder of Mr. Furio’s unvested shares of restricted stock will vest as follows: 15,232 on January 20, 2020; 15,811 on January 30, 2020; 15,811 on January 30, 2021; and 58,480 on November 16, 2021.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of the forms furnished to the Company or written representations of certain persons, each director, officer and beneficial owner of greater than 10% of the outstanding shares of the Company timely filed all required reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, for 2018, except that Brian Robinson, Rebecca Kujawa and Oscar Martinez each filed a Form 4 that was three days late with respect to shares withheld to cover taxes associated with the vesting of restricted shares under the EIC Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Audit Committee charter requires that the Audit Committee, which is comprised entirely of independent directors, review all related party transactions and potential conflict of interest situations involving members of the Board of Directors or senior management. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which the Company is a participant and the related party has a direct or indirect interest. Since January 1, 2018, the beginning of the Company’s last fiscal year, the Company has not had any related party transactions involving an amount in excess of the lesser of $120,000 and one percent of the average of the Company’s total assets at year end for the last two completed fiscal years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Messrs. Glass, Larmon, and Tanner and Ms. Hoagland. No member of the Compensation Committee is or has ever been an officer or employee of the Company, and no executive officer of the Company has served as a director or member of a compensation committee of another company of which any member of the Board of Directors is an executive officer.

PRINCIPAL ACCOUNTING FIRM SERVICES AND FEES

The following table sets forth the aggregate fees billed for the years ended December 31, 2018 and 2017 by KPMG LLP, the Company’s principal accounting firm during those years.

	2018	2017
Audit Fees(1)	$560,000	$551,444
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$560,000	$551,444

(1)	Audit fees consist of fees for the following services: (a) the audit of the Company’s annual financial statements, and (b) reviews of the Company’s quarterly financial statements.

The Audit Committee has adopted a policy under which the independent auditors are prohibited from performing certain services in accordance with Section 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee pre-approves all services to be provided by the independent auditors. The Audit Committee pre-approves the annual audit engagement terms and fees at the beginning of the year and pre-approves, if necessary, any changes in terms or fees resulting from changes in audit scope, Company structure or other matters. For services other than the annual audit engagement, if pre-approval by the full Audit Committee at a regularly scheduled meeting is not practical due to time limitations or otherwise, the Chairman of the Audit Committee may pre-approve such services and shall report any such pre-approval decision to the Audit Committee at the next regularly scheduled meeting.

ITEM 2 — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2005 NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK PLAN, AS AMENDED AND RESTATED

The Company has established a restricted stock plan known as the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated effective March 31, 2015 (the “2005 Directors’ Stock Plan”). The Board, subject to stockholder approval at the Annual Meeting, has adopted a further amendment and restatement of the 2005 Directors’ Stock Plan (which we refer to as the “Amended Directors’ Stock Plan” or “Plan”), for three primary purposes:

•	To increase the number of shares of Common Stock available under the 2005 Directors’ Stock Plan by 500,000, to 1,075,000 total shares of Common Stock;

•	To extend the term of the 2005 Directors’ Stock Plan to April 23, 2029; and

•	To include a maximum annual equity award amount available to any Non-Employee Board member under the Plan.

The Amended Directors’ Stock Plan is otherwise generally consistent with the 2005 Directors’ Stock Plan. The primary purpose of the March 31, 2015 amendment and restatement was to extend the term of the 2005 Directors’ Stock Plan to March 15, 2025.

Like the 2005 Directors’ Stock Plan, the Amended Directors’ Stock Plan, upon approval by our stockholders, will allow for the issuance of awards of restricted stock and restricted stock units to directors of the Company who are not also employees of the Company (“Non-Employee Directors”). The plan is designed to promote the achievement of long-term objectives of the Company by linking the personal interests of the Company’s Non-Employee Directors to those of the Company’s stockholders, and to attract and retain Non-Employee Directors of outstanding competence. Historically, the Company has used the plan as part of the Non-Employee Directors’ compensation program, which consists of both cash and equity. As part of our current program, on an annual basis, the Company awards each Non-Employee Director the lesser of the following: (i) a grant of restricted stock valued at $40,000 (which is determined by dividing $40,000 by the average of our high and low price of our Common Stock on the applicable date of grant), or (ii) 15,000 shares of restricted stock. The restricted stock vests on the one-year anniversary of the grant date. For further description of the current Non-Employee Directors’ compensation program, please see “Board of Directors and Committees of the Board of Directors — Compensation of Directors” in this Proxy Statement.

The Board unanimously recommends a vote “FOR” the approval of the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated.

The following is a summary of the Amended Directors’ Stock Plan, including the provisions consistent with the 2005 Directors’ Stock Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Directors’ Stock Plan, which is set forth in Attachment A to this Proxy Statement.

Summary of the Material Terms of the Amended Directors’ Stock Plan

General

The 2005 Directors’ Stock Plan authorized the granting of equity incentive awards of up to 575,000 shares of the Company’s Common Stock. The Amended Directors’ Stock Plan authorizes the granting of equity incentive awards of up to 1,075,000 shares, an increase of 500,000 shares. Incentive awards may be in the form of restricted stock and restricted stock units. As of December 31, 2018, 99,673 shares of Common Stock remained available for awards under the 2005 Directors’ Stock Plan. Unless terminated earlier, the Amended Directors’ Stock Plan will expire April 23, 2029. Only Non-Employee Directors of the Company who are serving on the Board on the date of each applicable grant will be eligible to receive incentive awards under the Amended Directors’ Stock Plan.

Administration

The Compensation Committee administers the Amended Directors’ Stock Plan. The Compensation Committee has the authority to determine the individuals to whom awards will be granted, the nature, amounts and terms of such awards, and the objectives and conditions for earning such awards. The Compensation Committee may delegate its authority under the Amended Directors’ Stock Plan to one or more of its members, officers of the Company, or agents, and the Compensation Committee or any person to whom it has delegated its authority may employ individuals to render advice regarding the responsibility of the Compensation Committee or the person to whom it has delegated its authority under the Amended Directors’ Stock Plan.

Types of Awards

Awards under the Amended Directors’ Stock Plan may include restricted stock and restricted stock units.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted shares” or “restricted stock”). The Compensation Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted units”). The terms and conditions of restricted shares and restricted units, including the quantity of the award, the period of restriction, and other provisions, will be determined by the Compensation Committee. Restricted units may be paid in cash, shares of the Company’s Common Stock, or a combination of cash and shares as the Compensation Committee may determine.

The restrictions imposed by the Compensation Committee may be related to the achievement of specific goals, payments of a stipulated purchase price, periods of time, or restrictions imposed by law, stock exchange or market, or the Compensation Committee. Unless otherwise determined by the Compensation Committee and provided for in the applicable award agreement or prohibited by law, holders of restricted shares may be granted full voting rights during the period for which the shares are restricted. Holders of restricted units do not have voting rights with respect to those restricted units. Dividends or dividend equivalent rights, as applicable, paid with respect to underlying shares during the period of restriction may be credited to the participant holders of restricted shares or restricted units, if the Compensation Committee so determines.

Other Terms and Conditions

Agreements. Awards granted under the Amended Directors’ Stock Plan will be evidenced by agreements consistent with the Amended Directors’ Stock Plan. Nothing in the Amended Directors’ Stock Plan shall confer to a director any right to nomination for reelection by the Company’s stockholders.

Transferability of Awards. Awards may not be transferred until the end of the applicable period of restriction or satisfaction of conditions specified by the Compensation Committee. Rights with respect to awards of restricted shares or restricted units shall be available to the participant only during his or her lifetime. Participants may designate a beneficiary to whom any benefit shall be paid in the case of the participant’s death or in the absence of the designation of a beneficiary, benefits remaining unpaid or unexercised at death, shall be paid or exercised by the legal representative of the participant’s estate.

Forfeiture. Unless otherwise determined by the Compensation Committee, all unvested restricted shares or restricted units will be forfeited upon the participant’s termination, for any reason, from the Board. The award agreement may specify additional events that may result in forfeiture of an award, including violation of material Company policies or other conduct by the participant that is detrimental to the business or reputation of the Company, its subsidiaries, or its affiliates.

Change of Control. Unless otherwise provided in an applicable award agreement, if a change of control occurs (as defined in the Amended Directors’ Stock Plan), all then-outstanding restricted stock and restricted units will vest in full and become free of restrictions.

Eligibility

The Compensation Committee may grant awards under the Amended Directors’ Stock Plan to any Non-Employee Director who is serving on the Board on the date of such grant. There are currently six Non-Employee Directors serving on the Board.

Awards Granted Under the Amended Directors’ Stock Plan

The exact types and amounts of any future awards to be made to any eligible participants pursuant to the Amended Directors’ Stock Plan are not presently determinable. However, as part of our current compensation program for Non-Employee Directors, each Non-Employee Director is awarded the lesser of (i) a grant of restricted stock valued at $40,000, or (ii) 15,000 shares of restricted stock. The restricted stock vests in full on the one year anniversary of the grant date or upon a change of control of the Company. The maximum amount of shares a Non-Employee Director may be granted under the plan in any calendar year cannot exceed more than 125,000 shares or, if greater, awards having a value on the date of grant in excess of $250,000, provided that for the calendar year in which the Non-Employee Director first commences services on the Board only, the foregoing limitations are doubled.

See “Compensation of Directors” for additional information regarding the compensation of our Non-Employee Directors.

Shares Subject to the Amended Directors’ Stock Plan

An aggregate of up to 575,000 shares of Common Stock was reserved for issuance for awards under the 2005 Directors’ Stock Plan. As of December 31, 2018, 99,673 shares of Common Stock remained available for awards under the 2005 Directors’ Stock Plan. The Amended Directors’ Stock Plan will increase the number of shares of common stock reserved for issuance to an aggregate of 1,075,000. Shares of common stock to be delivered or purchased under the Amended Directors’ Stock Plan may be either authorized and unissued common stock or treasury shares.

Shares of common stock not actually issued (for example, due to forfeiture or cancellation), shares settled in cash in lieu of the shares, and shares exchanged for awards not involving shares will be available for additional grants.

Anti-Dilution Protection

In the event of unusual or nonrecurring events, including corporate events or transactions (such as a change in the authorized shares of the Company, a change in the capitalization of the Company, a merger, or other similar change in capital structure or distribution), the Compensation Committee may adjust the number and kind of shares that may be issued under the Amended Directors’ Stock Plan and the terms and conditions of outstanding awards as it deems necessary and appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Directors’ Stock Plan.

Amendment and Termination

Subject to stockholder approval as may be required under applicable law, regulation or stock exchange rule, the Compensation Committee or the Board may at any time amend or terminate the Amended Directors’ Stock Plan, provided that no such action may be taken that adversely affects in any material way any award previously granted under the Amended Directors’ Stock Plan without the consent of the recipient. Unless terminated earlier, the Amended Directors’ Stock Plan will expire April 23, 2029.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the Amended Directors’ Stock Plan are described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Restricted Shares. A recipient will not be taxed at the date of an award of restricted shares under the Amended Directors’ Stock Plan, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company generally will be entitled to a corresponding deduction for the year in which the recipient is taxed on the award. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the amount recognized by the recipient for income tax purposes. Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company unless the recipient has elected under Section 83(b) to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units. A participant normally will not recognize taxable income upon an award of restricted units under the Amended Directors’ Stock Plan, and the Company will not be entitled to a deduction, until the lapse of the applicable restrictions and the issuance of the earned shares. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the Common Stock received and the Company will be entitled to a deduction in the same amount.

Effective Date

If approved by the stockholders of the Company, the Amended Directors’ Stock Plan shall be effective as of April 23, 2019.

New Plan Benefits

The awards, if any, that will be made to Non-Employee Directors under the Amended Directors’ Stock Plan are subject to the discretion of the Compensation Committee; therefore, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future. Accordingly, no New Plan Benefits Table is provided.

Equity Compensation Plan Information

The following table presents information, as of December 31, 2018, for equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	2,682,653
Equity compensation plans not approved by security Holders	—	N/A	—

Total	—	$—	2,682,653

The Board unanimously recommends a vote “FOR” the approval of the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated.

VOTE REQUIRED

Assuming a quorum is present at the Annual Meeting, the Amended Directors’ Stock Plan will be approved if the proposal receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If the stockholders do not approve the Amended Directors’ Stock Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation, plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

ITEM 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as described in this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to us regarding stockholder sentiment about our core principles and objectives, which we will be able to consider when determining executive compensation in the future. Last year, approximately 97% of the votes cast in our advisory vote approved the compensation of our named executive officers.

Stockholders should review the compensation information set forth in this Proxy Statement, compensation tables, and related narratives appearing in this Proxy Statement for more information regarding the compensation of our named executive officers. As described in those sections, the primary objective of our executive compensation program is to attract and retain qualified employees. Our compensation program is designed to reward the named executive officers for individual performance, Company performance and increases in stockholder value. Accordingly, executive compensation is based on our pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both shorter-term performance objectives and longer-term stockholder value. The Compensation Committee regularly reviews our executive compensation program to assure that it continues to meet these overall objectives.

We believe that the information we have provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The Board of Directors unanimously recommends a vote “FOR” the following resolution:

RESOLVED, that the compensation of the named executive officers as disclosed in the Proxy Statement is approved.

VOTE REQUIRED

Assuming a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

ITEM 4 — ADVISORY VOTE APPROVING THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Item 3 above, stockholders have an opportunity to provide an advisory vote to approve the compensation of our named executive officers, also referred to as a “say-on-pay vote.” Section 14A of the Exchange Act of 1934, as amended, further provides that stockholders be afforded a non-binding advisory vote on the frequency of future say-on-pay votes. The advisory vote on the frequency of future say-on-pay votes is a non-binding vote as to how often future advisory votes on the compensation of our named executive officers should occur: every year, every two years or every three years. In addition, stockholders may abstain from voting on this Item 4. We are required to hold the advisory vote on the frequency of future say-on-pay votes at least once every six years.

Although the frequency vote is advisory and non-binding, we will take the results of the vote into consideration in determining the frequency of future advisory votes on the compensation of our named executive officers. The Board believes that an annual advisory vote on executive compensation, providing the Board with timely information on stockholders’ views of the Company’s compensation practices each year, is the best approach for the Company.

In considering their vote, stockholders may wish to review the information presented in connection with Item 3 above, as well as the executive compensation tables and accompanying narrative disclosures in this Proxy Statement, which provide a more detailed discussion of our executive compensation programs and policies.

The Board of Directors unanimously recommends that stockholders vote in favor of holding the advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers every “1 Year”.

VOTE REQUIRED

Assuming a quorum is present at the Annual Meeting, the alternative which receives the largest number of votes, even if not a majority, will be considered the preference of our stockholders.

ITEM 5 — RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. KPMG LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2018. A representative of KPMG LLP will be present, in person or via telephone, at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders.

Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the year ending December 31, 2019. If the stockholders do not so ratify, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

VOTE REQUIRED

Assuming a quorum is present at the Annual Meeting, this proposal will be approved if it receives the affirmative vote of a majority of votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

MISCELLANEOUS

Solicitation of Proxies

This solicitation of proxies for use at the Annual Meeting is being made by the Company, and the Company will bear all of the costs of the solicitation. In addition to the use of the internet and mail, proxies may be solicited by personal interview, telephone and fax by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Stock of the Company held of record by such persons and entities and will be reimbursed for their reasonable expenses in forwarding such material. The Company may in its discretion engage, at its cost, a proxy solicitation to solicit proxies at the Annual Meeting.

Next Annual Meeting; Stockholder Proposals

The Company’s bylaws provide that the annual meeting of stockholders of the Company will be held on the fourth Monday in April in each year unless otherwise determined by the Board of Directors. Appropriate proposals of stockholders intended to be presented at the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting on or before November 13, 2019. In addition, the Company’s bylaws provide that if stockholders intend to nominate directors or present proposals at the 2020 Annual Meeting other than through inclusion of such proposals in the Company’s proxy materials for that meeting, then the Company must receive notice of such nominations or proposals no earlier than January 24, 2020 and no later than February 23, 2020. If the Company does not receive notice by that date, then such proposals may not be presented at the 2020 Annual Meeting.

Attachment A

2005 Non-Employee Directors’

Restricted Stock Plan

Huttig Building Products, Inc.

Fourth Amendment and Restatement Effective April 23, 2019

Huttig Building Products, Inc.

2005 Non-Employee Directors’ Restricted Stock Plan

Fourth Amendment and Restatement Effective April 23, 2019

Article 1. Establishment, Purpose, and Duration

1.1    Establishment of the Plan. Huttig Building Products, Inc., a Delaware corporation (hereinafter referred to as the “Company”), has established an incentive compensation plan known as the Huttig Building Products, Inc. 2005 Non-Employee Directors’ Restricted Stock Plan (hereinafter referred to as the “Plan”), effective originally as of March 15, 2005 (the “Initial Effective Date”). The Plan permits the grant of Restricted Stock and Restricted Stock Units. The Plan, as amended and restated herein, was approved by the Board and is to become effective upon approval by the Company’s stockholders at the 2019 annual meeting of stockholders to be held on April 23, 2019. The Plan, if approved by the Company’s stockholders, shall be effective as of April 23, 2019 (the “Restatement Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Company by linking the personal interests of the Participants to those of the Company’s stockholders, and to attract and retain Nonemployee Directors of outstanding competence.

1.3    Duration of the Plan. The Plan commenced as of the Initial Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board of Directors to amend or terminate the Plan at any time pursuant to Article 10 herein, until April 23, 2029. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1

“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of the Plan by the Committee.

2.2	“Award” means, individually or collectively, a grant under this Plan of Restricted Stock or Restricted Stock Units, in each case subject to the terms of the Plan.

2.3

“Award Agreement” means an agreement entered into by and between the Company and a Nonemployee Director setting forth the terms and provisions applicable to an Award, including any amendment or modification thereof, granted under this Plan.

2.4	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.6

“Change in Control” of the Company means, and shall be deemed to have occurred upon, the first to occur of any of the following events after the Restatement Effective Date: (a) the first purchase of shares pursuant to a tender offer or exchange offer (other than a tender offer or exchange offer by the Company) for all or part of the Shares or any securities convertible into such Shares, (b) the receipt by the Company of a Schedule 13D or other notice indicating that a person is the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Shares

1

calculated as provided in paragraph (d) of said Rule 13d-3, (c) the date of consummation of any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (“Business Transaction”) in which the Company will not be the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a Business Transaction in which the holders of the Shares immediately prior to the Business Transaction would own more than 50% of the common stock of the surviving corporation immediately after the Business Transaction, (d) the date of consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, (e) the adoption of any plan or proposal for the liquidation (but not a partial liquidation) or dissolution of the Company, or (f) the date upon which the individuals who constitute the Board as of the Restatement Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall, for purposes of this Plan, be considered as though such person were a member of the Incumbent Board.

2.7

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.8

“Committee” means the Management Organization and Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.9	“Company” means Huttig Building Products, Inc., a Delaware corporation, and any successor thereto as provided in Article 11 herein.

2.10	“Director” means any individual who is a member of the Board of Directors of the Company.

2.11	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.12

“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on The Nasdaq Market LLC (“Nasdaq”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.13	“Initial Effective Date” has the meaning set forth in Section 1.1.

2

2.14

“Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.15	“Nonemployee Director” means a Director who is not an employee of the Company.

2.16	“Participant” means a Nonemployee Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.17

“Period of Restriction” means the period when Awards are subject to a substantial risk of forfeiture based on the passage of time and/or upon the occurrence of other events as determined by the Committee, in its discretion, as provided in Article 6.

2.18	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as provided in Section 13(d) thereof.

2.19	“Plan” means the Huttig Building Products, Inc. 2005 Non-Employee Directors’ Restricted Stock Plan, as it may be amended from time to time.

2.20	“Plan Year” means the calendar year.

2.21	“Restatement Effective Date” has the meaning set forth in Section 1.1.

2.22	“Restricted Stock” means an Award granted to a Participant pursuant to Article 6.

2.23	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 6, except no Shares are actually awarded to the Participant on the date of grant.

2.24	“Share” means a share of common stock of the Company, $.01 par value per share.

2.25

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

Article 3. Administration

3.1    General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 10, adopting modifications and amendments to the Plan or any Award Agreement, including, without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

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3.3    Delegation. To the extent permitted under applicable law, the Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries and Affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the maximum number of Shares hereby reserved for issuance to Participants under the Plan on or after the Initial Effective Date (the “Share Authorization”) shall be one million seventy-five thousand (1,075,000) Shares. Any Shares related to Awards which terminate by forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares, shall be available again for grant under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock or Restricted Stock Units. In addition, the Committee, in its discretion, may establish any other appropriate methodology for calculating the number of Shares issued pursuant to the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and other value determinations applicable to outstanding Awards.

Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 9 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization, upon such terms and conditions as it may deem appropriate.

4.3    Annual Limitations Relating to Awards. In each calendar year during any part of which the Plan is in effect, a Nonemployee Director may not be granted Awards under this Plan (a) relating to more than 125,000 Shares, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 4.2 or Section 10.2, or (b) if greater, Awards having a value (determined, if applicable, pursuant to ASC Topic 718) on the date of grant in excess of $250,000, in each case multiplied by the number of full or partial calendar years in any performance period established with respect to an Award, if applicable; provided, that, for the calendar year in which a Nonemployee Director first commences service on the Board only, the foregoing limitations shall be doubled.

Article 5. Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in the Plan are limited to Nonemployee Directors who are serving on the Board on the date of each applicable grant under the Plan.

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5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law, and the amount of each Award.

Article 6. Restricted Stock and Restricted Stock Units

6.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually issued to the Participant on the date of grant. Restricted Stock Units represent the right to receive Shares in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives.

6.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

6.3    Transferability. Except as provided in this Article 6, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units, until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

6.4    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 6, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

6.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 6.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Huttig Building Products, Inc. 2005 Non-Employee Directors’ Restricted Stock Plan and in the associated Restricted Stock Award Agreement. A copy of the Plan and such Restricted Stock Award Agreement may be obtained from Huttig Building Products, Inc.

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6.6    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

6.7    Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee, in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units. Dividend equivalents shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

6.8    Termination of Directorship. Unless otherwise designated by the Committee, all unvested Shares of Restricted Stock or Restricted Stock Units will be forfeited upon termination of service from the Board for any reason.

6.9    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 7. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 8. No Right of Nomination

8.1    Nomination. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company’s stockholders.

8.2    Participation. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 9. Change in Control

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article 9 shall apply in the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the

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rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

Upon a Change in Control, any Period of Restriction for Restricted Stock and Restricted Stock Units granted hereunder that have not previously vested shall end, and such Restricted Stock and Restricted Stock Units shall become fully vested. Subject to Article 10, herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

Article 10. Amendment, Modification, Suspension, and Termination

10.1    Amendment, Modification, Suspension, and Termination. Subject to Section 10.3, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part. No amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Exchange Act, the Code, and if applicable, the Nasdaq Stock Market Rules.

10.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

10.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (other than Section 10.4), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

10.4    Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or a similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

Article 11. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12. General Provisions

12.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting conditions of an Award. Such events shall include, but shall not be limited to, violation of material Company policies, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries and Affiliates.

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12.2    Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

12.3    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)

Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

12.4    Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

12.5    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

12.6    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and/or its Subsidiaries and/or its Affiliates and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company and/or its Subsidiaries and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

12.7    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Article 13. Legal Construction

13.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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13.5    Securities Law Compliance. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national or foreign securities laws, stock exchange, or automated quotation system. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

13.6    No Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

13.7    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

13.8    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

13.9    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

13.10    Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 6:00 am, Eastern Daylight Time, on April 23, 2019.

Online Go to www.envisionreports.com/HBP or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HBP

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommend a vote FOR all the nominees listed for Proposal 1 and FOR Proposal 2, FOR Proposal 3, for “1 Year” for Proposal 4, and FOR Proposal 5.

1. Election of Directors for a three-year term expiring at the 2022 Annual Meeting of Stockholders;

	For	Withhold		For	Withhold		For	Withhold
01 - Jon P. Vrabely	☐	☐	02 - Patrick L. Larmon	☐	☐	03 - James F. Hibberd	☐	☐

		For	Against	Abstain		For	Against	Abstain
2. To approve the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated.		☐	☐	☐	3. To approve, by a non-binding advisory vote, the compensation paid to our named executive officers.	☐	☐	☐
	1 Year	2 Years	3 Years	Abstain
4. To approve, by a non-binding vote, the frequency of future advisory votes on the compensation paid to our named executive officers.	☐	☐	☐	☐	5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of Huttig Building Products, Inc. Stockholders

April 23, 2019, 8:00am CST

Westwood Conference Room at the St. Louis Marriott West Hotel

660 Maryville Centre Drive, St. Louis, Missouri 63141

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: www.envisionreports.com/HBP

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HBP

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Notice of 2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting – April 23, 2019

The undersigned does hereby appoint and constitute Jon P. Vrabely and Philip Keipp, and each of them to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors’ recommendation, all shares of Huttig Building Products, Inc. held of record by the undersigned at the close of business on February 28, 2019 at the Annual Meeting of Stockholders of Huttig Building Products, Inc. to be held at the “Westwood” conference room of the St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, MO 63141 on Tuesday, April 23, 2019 at 8 a.m., local time, or at any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present, and to vote, in their discretion, upon such other matters as may come before said meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments or postponements thereof.

Shares represented by this proxy will be voted by the stockholder. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign and return this card or use the toll-free telephone number or the Internet as instructed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all nominees for election as a director listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, for “1 Year” for Proposal 4, and FOR Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

⬛	+

+

Online

Go to www.envisionreports.com/HBP or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 6:00am, (Eastern), on April 23, 2019

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Important Notice Regarding the Availability of Proxy Materials for the

Huttig Building Products, Inc. Stockholder Meeting to be Held on April 23, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. You can also vote by phone as provided above. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/HBP.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

Stockholder Meeting Notice

Huttig Building Products, Inc.’s Annual Meeting of Stockholders will be held on April 23, 2019 at the Westwood Conference Room, St. Louis Marriott West, located at 660 Maryville Centre Drive, St. Louis, Missouri 63141, at 8:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all nominees for election as a director in Proposal 1, FOR Proposal 2, FOR Proposal 3, for “1 Year” for Proposal 4, and FOR Proposal 5:

1.	Election of Directors for a three-year term expiring at the 2022 Annual Meeting of Stockholders:

01 - Jon P. Vrabely;

02 - Patrick L. Larmon;

03 - James F. Hibberd;

2.	To approve the amendment and restatement of the 2005 Non-Employee Directors’ Restricted Stock Plan, as amended and restated;
3.	To approve, by a non-binding advisory vote, the compensation paid to our named executive officers;
4.	To approve, by a non-binding vote, the frequency of future advisory votes on the compensation paid to our named executive officers;
5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card or vote by phone. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– Internet – Go to www.envisionreports.com/HBP. Click Cast Your Vote or Request Materials.

– Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials Huttig Building Products, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by 10 days before the meeting.